Exhibit 99.2

Draft       5/4/2011

Draft       5/4/2011

Quarterly Financial Highlights

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2010	2010	2010	2010	2011	2010	2011

Pre-tax Operating Income (Loss) *

Life Marketing	$40,678	$35,755	$30,868	$40,169	$26,239	$40,678	$26,239
Acquisitions	31,369	30,190	27,866	21,718	32,391	31,369	32,391
Annuities	18,187	605	22,704	12,405	13,085	18,187	13,085
Stable Value Products	11,027	10,979	8,339	8,862	9,195	11,027	9,195
Asset Protection	13,067	6,616	5,154	5,060	6,542	13,067	6,542
Corporate & Other	(16,132)	377	405	(9,703)	10,021	(16,132)	10,021
Total Pre-tax Operating Income	$98,196	$84,522	$95,336	$78,511	$97,473	$98,196	$97,473

Balance Sheet Data

Total GAAP Assets	$43,617,727	$44,576,236	$45,932,314	$47,562,786	$48,295,466
Total Protective Life Corporation’s Shareowners’ Equity	$2,821,033	$3,085,599	$3,571,392	$3,331,087	$3,417,209
Total Protective Life Corporation’s Shareowners’ Equity (excluding accumulated other comprehensive income (loss))**	$2,876,749	$2,908,109	$2,969,428	$3,037,833	$3,097,855

Stock Data

Closing Price	$21.99	$21.39	$21.76	$26.64	$26.55
Average Shares Outstanding
Basic	86,500,199	86,562,379	86,603,569	86,600,622	86,603,228	86,500,199	86,603,228
Diluted	87,551,386	87,666,035	87,701,592	87,781,602	87,820,085	87,551,386	87,820,085

* “Pre-tax Operating Income (Loss)” is a non-GAAP financial measure.  “Income (loss) Before Income Tax” is a GAAP financial measure to which “Pre-tax Operating Income” may be compared.

See Page 6 for a reconciliation of “Pre-tax Operating Income” to “Income (loss) Before Income Tax”.

** “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Total Protective Life Corporation’s Shareowners’ equity” is a GAAP financial measure to which “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” may be compared.

See Page 5 for a reconciliation of “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” to “Total Protective Life Corporation’s Shareowners’ equity”.

Draft       5/4/2011

Financial Strength Ratings as of March 31, 2011

	A.M. Best	Fitch	Standard & Poor’s	Moody’s
Legal Entity

Insurance companies:
Protective Life Insurance Company	A+	A	AA-	A2
West Coast Life Insurance Company	A+	A	AA-	A2
Protective Life and Annuity Insurance Company	A+	A	AA-	—
Lyndon Property Insurance Company	A-	—	—	—

Draft       5/4/2011

GAAP Consolidated Statements of Income

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2010	2010	2010	2010	2011	2010	2011

REVENUES
Gross Premiums and Policy Fees	$628,772	$679,241	$640,265	$677,116	$666,343	$628,772	$666,343
Reinsurance Ceded	(305,829)	(379,729)	(334,040)	(388,742)	(331,808)	(305,829)	(331,808)
Net Premiums and Policy Fees	322,943	299,512	306,225	288,374	334,535	322,943	334,535
Net investment income	411,997	422,500	429,548	419,631	444,213	411,997	444,213
RIGL - Derivatives	(23,072)	(119,888)	(94,034)	98,745	(12,686)	(23,072)	(12,686)
RIGL - All Other Investments	47,899	67,704	110,787	(72,024)	4,472	47,899	4,472

OTTI losses	(21,856)	(36,683)	(12,898)	(3,904)	(16,021)	(21,856)	(16,021)
OTTI losses/(gains) recognized in OCI (before taxes)	9,987	19,885	5,283	(1,324)	10,358	9,987	10,358
Net OTTI losses recognized in earnings	(11,869)	(16,798)	(7,615)	(5,228)	(5,663)	(11,869)	(5,663)
Other income	43,872	59,072	58,190	61,284	72,209	43,872	72,209
Total Revenues	791,770	712,102	803,101	790,782	837,080	791,770	837,080

BENEFITS & EXPENSES
Benefits and settlement expenses	507,295	525,371	549,567	507,196	536,369	507,295	536,369
Amortization of deferred policy acquisition costs and value of business acquired	81,289	23,086	42,386	62,961	74,363	81,289	74,363
Other operating expenses	66,680	61,084	65,213	65,356	82,702	66,680	82,702
Interest expense - subsidiaries	2,158	5,183	6,073	6,244	6,666	2,158	6,666
Interest expense - holding company - other debt	23,671	23,517	23,463	23,494	23,484	23,671	23,484
Interest expense - holding company - hybrid securities	9,401	9,401	9,402	9,401	9,401	9,401	9,401
Total Benefits and Expenses	690,494	647,642	696,104	674,652	732,985	690,494	732,985

INCOME BEFORE INCOME TAX	101,276	64,460	106,997	116,130	104,095	101,276	104,095
Income tax expense	31,570	23,216	36,626	37,655	36,629	31,570	36,629
NET INCOME	69,706	41,244	70,371	78,475	67,466	69,706	67,466
Less: Net Income (loss) attributable to noncontrolling interests	(73)	(127)	(77)	(168)	(51)	(73)	(51)
NET INCOME AVAILABLE TO PLC’S COMMON SHAREOWNERS	$69,779	$41,371	$70,448	$78,643	$67,517	$69,779	$67,517

PER SHARE DATA FOR QUARTER
Operating income-diluted *	$0.78	$0.62	$0.71	$0.62	$0.72
RIGL - Derivatives net of gains related to corp debt, investments and annuities	(0.24)	(0.52)	(0.67)	0.87	0.07
RIGL - All Other Investments	0.26	0.37	0.76	(0.59)	(0.02)
Net income available to PLC’s common shareowners-diluted	$0.80	$0.47	$0.80	$0.90	$0.77
Average shares outstanding-diluted	87,551,386	87,666,035	87,701,592	87,781,602	87,820,085
Dividends paid	$0.12	$0.14	$0.14	$0.14	$0.14

PER SHARE DATA FOR YTD
Operating income-diluted *	$0.78	$1.39	$2.11	$2.73	$0.72
RIGL - Derivatives net of gains related to corp debt, investments and annuities	(0.24)	(0.77)	(1.43)	(0.56)	0.07
RIGL - All Other Investments	0.26	0.65	1.39	0.80	(0.02)
Net income available to PLC’s common shareowners-diluted	$0.80	$1.27	$2.07	$2.97	$0.77
Average shares outstanding-diluted	87,551,386	87,609,027	87,640,221	87,675,857	87,820,085
Dividends paid	$0.12	$0.26	$0.40	$0.54	$0.14

* “Operating Income” is a non-GAAP financial measure.  “Net income available to PLC’s common shareowners” is a GAAP financial measure to which “Operating Income” may be compared.

Draft       5/4/2011

GAAP Consolidated Balance Sheets

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
(Unaudited)	2010	2010	2010	2010	2011
ASSETS

Fixed maturities	$23,203,026	$23,687,528	$24,838,626	$24,676,939	$24,676,049
Equity securities	280,703	308,951	335,151	359,412	352,927
Mortgage loans	4,861,699	4,905,276	4,884,102	4,892,829	4,873,678
Investment real estate	25,068	22,431	24,669	25,340	21,884
Policy loans	783,580	775,105	767,214	793,448	784,320
Other long-term investments	198,014	182,075	256,093	276,337	276,291
Long-term investments	29,352,090	29,881,366	31,105,855	31,024,305	30,985,149
Short-term investments	647,952	972,804	483,698	352,824	406,676
Total investments	30,000,042	30,854,170	31,589,553	31,377,129	31,391,825
Cash	202,934	156,524	151,340	264,425	230,938
Accrued investment income	308,779	303,916	320,668	329,078	343,181
Accounts and premiums receivable	49,941	38,817	65,948	58,580	63,547
Reinsurance receivable	5,445,109	5,553,385	5,563,824	5,608,029	5,659,191
Deferred policy acquisition costs and value of business acquired	3,634,057	3,671,153	3,642,484	3,851,743	3,885,016
Goodwill	117,081	116,307	115,532	114,758	113,983
Property and equipment, net	36,909	37,831	37,722	39,386	42,585
Other assets	168,274	188,862	207,198	169,664	176,778
Current/Deferred income tax	14,225	43,609	2,438	45,582	29,422
Assets related to separate accounts
Variable annuity	3,306,242	3,307,239	3,899,308	5,170,193	5,797,956
Variable universal life	334,134	304,423	336,299	534,219	561,044

TOTAL ASSETS	$43,617,727	$44,576,236	$45,932,314	$47,562,786	$48,295,466

Draft       5/4/2011

GAAP Consolidated Balance Sheets - Continued

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
(Unaudited)	2010	2010	2010	2010	2011

LIABILITIES
Policy liabilities and accruals
Future policy benefits and claims	$17,456,391	$17,679,905	$17,824,414	$18,530,564	$18,727,050
Unearned premiums	1,220,255	1,258,161	1,305,092	1,182,828	1,201,591
Stable value product deposits	3,453,950	3,487,963	3,105,822	3,076,233	2,664,139
Annuity deposits	10,035,799	10,309,546	10,451,322	10,591,605	10,781,341
Other policyholders’ funds	534,740	551,860	577,275	578,037	557,378
Other liabilities	907,330	1,059,034	1,115,755	926,201	975,974
Mortgage loan backed certificates	110,679	85,873	74,324	61,678	51,540
Deferred income taxes	718,070	891,177	1,113,532	1,022,130	1,054,984
Non-recourse funding obligations	575,000	556,600	548,000	532,400	496,700
Debt	1,619,852	1,474,852	1,485,852	1,501,852	1,484,852
Subordinated debt securities	524,743	524,743	524,743	524,743	524,743
Liabilities related to separate accounts
Variable annuity	3,306,242	3,307,239	3,899,308	5,170,193	5,797,956
Variable universal life	334,134	304,423	336,299	534,219	561,044
TOTAL LIABILITIES	40,797,185	41,491,376	42,361,738	44,232,683	44,879,292

SHAREOWNERS’ EQUITY
Common stock	44,388	44,388	44,388	44,388	44,388
Additional paid-in-capital	579,915	581,646	584,865	586,592	590,783
Treasury stock	(25,997)	(25,745)	(26,101)	(26,072)	(25,763)
Retained earnings	2,278,443	2,307,820	2,366,276	2,432,925	2,488,447
Accumulated other comprehensive income (loss)	(55,716)	177,490	601,964	293,254	319,354
TOTAL PROTECTIVE LIFE CORPORATION’S SHAREOWNERS’ EQUITY	2,821,033	3,085,599	3,571,392	3,331,087	3,417,209
Noncontrolling interest	(491)	(739)	(816)	(984)	(1,035)
TOTAL EQUITY	2,820,542	3,084,860	3,570,576	3,330,103	3,416,174
TOTAL LIABILITIES AND SHAREOWNERS’ EQUITY	$43,617,727	$44,576,236	$45,932,314	$47,562,786	$48,295,466

PROTECTIVE LIFE CORPORATION’S SHAREOWNERS’ EQUITY PER SHARE
Total Protective Life Corporation’s Shareowners’ Equity	$32.96	$36.02	$41.69	$38.88	$39.87
Less: Accumulated other comprehensive income (loss)	(0.65)	2.07	7.03	3.42	3.72
Excluding accumulated other comprehensive income (loss)*	$33.61	$33.95	$34.66	$35.46	$36.15

Total Protective Life Corporation’s Shareowners’ Equity	$2,821,033	$3,085,599	$3,571,392	$3,331,087	$3,417,209
Less: Accumulated other comprehensive income (loss)	(55,716)	177,490	601,964	293,254	319,354
Total Protective Life Corporation’s Shareowners’ Equity (excluding accumulated other comprehensive income (loss)) *	$2,876,749	$2,908,109	$2,969,428	$3,037,833	$3,097,855

Common shares outstanding	85,601,358	85,662,191	85,664,518	85,667,977	85,705,659
Treasury Stock shares	3,175,602	3,114,769	3,112,442	3,108,983	3,071,301

* “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Total Protective Life Corporation’s Shareowners’ equity” is a GAAP financial measure to which “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” may be compared.

Draft       5/4/2011

Calculation of Operating Earnings Per Share

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2010	2010	2010	2010	2011	2010	2011

CALCULATION OF NET INCOME PER SHARE

Net income available to PLC’s common shareowners	$69,779	$41,371	$70,448	$78,643	$67,517	$69,779	$67,517

Average shares outstanding-basic	86,500,199	86,562,379	86,603,569	86,600,622	86,603,228	86,500,199	86,603,228
Average shares outstanding-diluted	87,551,386	87,666,035	87,701,592	87,781,602	87,820,085	87,551,386	87,820,085

Net income available to PLC’s common shareowners per share-basic	$0.81	$0.48	$0.81	$0.91	$0.78	$0.81	$0.78
Net income available to PLC’s common shareowners per share-diluted	$0.80	$0.47	$0.80	$0.90	$0.77	$0.80	$0.77

Income from continuing operations	$69,779	$41,371	$70,448	$78,643	$67,517	$69,779	$67,517

EPS (basic)	$0.81	$0.48	$0.81	$0.91	$0.78	$0.81	$0.78
EPS (diluted)	$0.80	$0.47	$0.80	$0.90	$0.77	$0.80	$0.77

CALCULATION OF REALIZED INVESTMENT GAINS (LOSSES) PER SHARE

RIGL - Derivatives	$(23,072)	$(119,888)	$(94,034)	$98,745	$(12,686)	$(23,072)	$(12,686)
Derivative activity related to Corporate Debt and Investments	(42)	(42)	(42)	(42)	—	(42)	—
Derivative activity related to Annuities	(9,549)	49,417	4,248	19,329	21,483	(9,549)	21,483
RIGL - All Other Investments	36,030	50,906	103,172	(77,252)	(1,191)	36,030	(1,191)
Related amortization of DAC & VOBA	(214)	(328)	(1,606)	(2,993)	(933)	(214)	(933)
	3,153	(19,935)	11,738	37,787	6,673	3,153	6,673
Tax effect	(1,104)	$6,977	(4,108)	(13,226)	(2,336)	(1,104)	(2,336)
	$2,049	$(12,958)	$7,630	$24,561	$4,337	$2,049	$4,337

RIGL - Derivatives per share-diluted	$(0.24)	$(0.52)	$(0.67)	$0.87	$0.07	$(0.24)	$0.07
RIGL - All Other Investments per share-diluted	$0.26	$0.37	$0.76	$(0.59)	$(0.02)	$0.26	$(0.02)

OPERATING INCOME PER SHARE *

Net income available to PLC’s common shareowners per share-diluted	$0.80	$0.47	$0.80	$0.90	$0.77	$0.80	$0.77
RIGL - Derivatives per share-diluted	(0.24)	(0.52)	(0.67)	0.87	0.07	(0.24)	0.07
RIGL - All Other Investments per share-diluted	0.26	0.37	0.76	(0.59)	(0.02)	0.26	(0.02)
Operating income per share-diluted	$0.78	$0.62	$0.71	$0.62	$0.72	$0.78	$0.72

NET OPERATING INCOME *

Net income available to PLC’s common shareowners	$69,779	$41,371	$70,448	$78,643	$67,517	$69,779	$67,517
Less: RIGL - Derivatives net of tax & gains related to corp debt, investments & annuities	(21,231)	(45,833)	(58,388)	76,721	5,718	(21,231)	5,718
Less: RIGL - All Other Investments net of tax and amortization	23,280	32,877	66,018	(52,159)	(1,381)	23,280	(1,381)
Net operating income	$67,730	$54,327	$62,818	$54,081	$63,180	$67,730	$63,180

PRE-TAX OPERATING INCOME **

Income before income tax and discontinued operations	$101,275	$64,461	$106,997	$116,130	$104,095	$101,275	$104,095
Less: RIGL - Derivatives	(23,072)	(119,888)	(94,034)	98,745	(12,686)	(23,072)	(12,686)
Less: Derivative activity related to corporate debt, investments & annuities ***	(9,591)	49,375	4,206	19,287	21,483	(9,591)	21,483
Less: RIGL - All Other Investments	36,030	50,906	103,172	(77,252)	(1,191)	36,030	(1,191)
Less: Related amortization of DAC & VOBA	(214)	(328)	(1,606)	(2,993)	(933)	(214)	(933)
Less: Minority Interest	(74)	(126)	(77)	(168)	(51)	(74)	(51)
Pre-tax operating income	$98,196	$84,522	$95,336	$78,511	$97,473	$98,196	$97,473

* “Net Operating Income” and “Operating Income Per Share” are non-GAAP financial measures.  “Net Income available to PLC’s common shareowners” and “Net Income available to PLC’s common shareowners Per Share” are GAAP financial measures to which “Net Operating Income” and “Operating Income Per Share” may be compared.

** “Pre-tax Operating Income” is a non-GAAP financial measure.  “Income Before Income Tax” is a GAAP financial measure to which “Pre-tax Operating Income” may be compared.

*** Includes derivative (gains) / losses

Draft       5/4/2011

Invested Asset Summary

(Dollars In Millions)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
(Unaudited)	2010	2010	2010	2010	2011

Total Portfolio

Fixed Maturities	$23,203.0	$23,687.5	$24,838.6	$24,676.9	$24,676.0	79%
Mortgage Loans	4,861.7	4,905.3	4,884.1	4,892.8	4,873.7	16%
Investment Real Estate	25.1	22.4	24.7	25.4	21.9	0%
Equity Securities	280.7	309.0	335.2	359.4	352.9	1%
Policy Loans	783.6	775.1	767.2	793.5	784.3	2%
Short-Term Investments	647.9	972.8	483.7	352.8	406.7	1%
Other Long-Term Investments	198.0	182.1	256.1	276.3	276.3	1%
Total Invested Assets	$30,000.0	$30,854.2	$31,589.6	$31,377.1	$31,391.8	100%

Draft       5/4/2011

Invested Asset Summary - Fixed Income

(Dollars In Millions)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
(Unaudited)	2010	2010	2010	2010	2011

Fixed Income

Corporate Bonds	$15,724.6	$15,950.7	$17,255.7	$17,433.7	$17,669.2	72%
Residential Mortgage-Backed Securities	3,720.4	3,511.4	3,363.0	2,979.8	2,697.7	11%
Commercial Mortgage-Backed Securities	270.9	297.0	312.2	312.6	316.4	1%
Other Asset-Backed Securities	959.2	951.6	877.2	927.1	952.5	4%
U.S. Government-related Securities	1,579.4	1,824.2	1,718.5	1,572.1	1,622.3	6%
Other Government-related Securities	307.1	368.8	362.0	327.8	277.2	1%
States, Municipals and Political Subdivisions	641.4	783.8	950.0	1,123.8	1,140.7	5%
Total Fixed Income Portfolio	$23,203.0	$23,687.5	$24,838.6	$24,676.9	$24,676.0	100%

Fixed Income - Quality

AAA	18.6%	18.9%	17.3%	17.0%	16.8%
AA	4.0%	4.6%	4.7%	4.8%	4.9%
A	18.0%	17.4%	17.8%	17.9%	18.3%
BBB	45.6%	45.1%	46.6%	47.8%	47.9%
Below investment grade	13.8%	14.0%	13.6%	12.5%	12.1%
	100.0%	100.0%	100.0%	100.0%	100.0%

Note:  Prior periods restated to be consistent with current quarter presentation.

Draft       5/4/2011

Invested Asset Summary - Mortgages

(Dollars In Millions)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
(Unaudited)	2010	2010	2010	2010	2011

Mortgage Loans - Type

Retail	66.4%	66.3%	66.3%	66.2%	66.6%
Apartments	10.9%	11.6%	12.2%	12.2%	11.9%
Office Buildings	13.3%	13.0%	12.9%	12.7%	12.6%
Warehouses	7.4%	7.1%	7.2%	7.0%	6.9%
Miscellaneous	2.0%	2.0%	1.4%	1.9%	2.0%
	100.0%	100.0%	100.0%	100.0%	100.0%

Delinquent Loans & Foreclosed Properties

60 Days Past Due	$23.8	$21.0	$—	$—	$—
90 Days Past Due	21.4	8.2	16.5	12.7	12.5
Renegotiated Loans	—	35.7	35.7	16.1	16.1
Foreclosed Real Estate	—	0.7	3.3	4.8	1.6
	$45.2	$65.6	$55.5	$33.6	$30.2 (1)

(1)  Includes $16.1 million of loans being restructured under the terms of a pooling and servicing agreement.

Draft       5/4/2011

Invested Asset Summary - Trading Portfolios

(Dollars In Millions)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
(Unaudited)	2010	2010	2010	2010	2011

Trading Portfolio Composition (excl. Modco Trading Portfolio)

Rating
AAA	$19.6	$17.4	$14.8	$10.7	$7.9
AA	6.3	6.4	1.3	1.0	0.7
A	23.8	12.6	—	—	—
BBB	82.8	65.0	47.5	46.3	13.2
Below investment grade	84.8	80.0	69.3	61.4	48.1
Total	$217.3	$181.4	$132.9	$119.4	$69.9

Modco Trading Portfolio

Rating
AAA	$780.6	$919.9	$898.2	$816.1	$806.8
AA	117.2	133.7	182.0	177.4	207.9
A	574.1	565.2	636.7	584.4	557.9
BBB	969.9	978.2	996.3	1,008.9	964.5
Below investment grade	291.6	275.8	292.7	269.7	242.4
Short-term investments	236.5	130.5	71.5	114.3	155.4
Total	$2,969.9	$3,003.3	$3,077.4	$2,970.8	$2,934.9

Draft       5/4/2011

Invested Asset Summary - MBS - Alt-A

Mortgage-backed Securities Collateralized by Alt-A Mortgage Loans as of March 31, 2011:

(Dollars In Millions)	2007 and
(Unaudited)	Prior	2008	2009	2010	2011	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$4.1	$—	$—	$1.6	$—	$5.7
AA	0.1					0.1
A	0.7	—	—	—	—	0.7
BBB	7.2	—	—	—	—	7.2
Below investment grade	366.1	—	—	—	—	366.1
Total mortgage-backed securities collateralized by Alt-A mortgage loans	$378.2	$—	$—	$1.6	$—	$379.8

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$—	$—	$—	$—	$—	$—
AA	—	—	—	—	—	—
A	—	—	—	—	—	—
BBB	0.8	—	—	—	—	0.8
Below investment grade	(37.1)	—	—	—	—	(37.1)
Total mortgage-backed securities collateralized by Alt-A mortgage loans	$(36.3)	$—	$—	$—	$—	$(36.3)

Draft       5/4/2011

Invested Asset Summary - MBS - Sub-prime

Mortgage-backed Securities Collateralized by Sub-prime Loans as of March 31, 2011:

(Dollars In Millions)	2007 and
(Unaudited)	Prior	2008	2009	2010	2011	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$0.1	$—	$—	$—	$—	$0.1
AA	1.9	—	—	—	—	1.9
A	3.8	—	—	—	—	3.8
BBB	1.0	—	—	—	—	1.0
Below investment grade	32.5	—	—	—	—	32.5
Total mortgage-backed securities collateralized by sub-prime mortgage loans	$39.3	$—	$—	$—	$—	$39.3

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$—	$—	$—	$—	$—	$—
AA	(0.1)	—	—	—	—	(0.1)
A	(0.2)	—	—	—	—	(0.2)
BBB	(0.1)	—	—	—	—	(0.1)
Below investment grade	(22.6)	—	—	—	—	(22.6)
Total mortgage-backed securities collateralized by sub-prime mortgage loans	$(23.0)	$—	$—	$—	$—	$(23.0)

Draft       5/4/2011

Invested Asset Summary - MBS - Prime

Mortgage-backed Securities Collateralized by Prime Loans as of March 31, 2011:

(Dollars In Millions)	2007 and
(Unaudited)	Prior	2008	2009	2010	2011	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$802.2	$—	$—	$141.6	$8.9	$952.7
AA	103.1	—	—	—	—	103.1
A	13.4	—	—	—	—	13.4
BBB	86.8	—	—	—	—	86.8
Below investment grade	1,122.6	—	—	—	—	1,122.6
Total mortgage-backed securities collateralized by prime loans	$2,128.1	$—	$—	$141.6	$8.9	$2,278.6

Includes $791.9 million of agency mortgage backed securities.

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$47.4	$—	$—	$(1.7)	$—	$45.7
AA	0.6	—	—	—	—	0.6
A	0.4	—	—	—	—	0.4
BBB	1.8	—	—	—	—	1.8
Below investment grade	(20.6)	—	—	—	—	(20.6)
Total mortgage-backed securities collateralized by prime loans	$29.6	$—	$—	$(1.7)	$—	$27.9

Draft       5/4/2011

Invested Asset Summary - CMBS

Commercial Mortgage-backed Securities as of March 31, 2011:

(Dollars In Millions)	2007 and
(Unaudited)	Prior	2008	2009	2010	2011	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$158.0	$46.7	$3.8	$93.1	$—	$301.6
AA	2.7	—	—	3.0	9.1	14.8
Total commercial mortgage-backed securities	$160.7	$46.7	$3.8	$96.1	$9.1	$316.4

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$4.5	$2.5	$(0.1)	$(1.3)	$—	$5.6
AA	(0.1)	—	—	—	—	(0.1)
Total commercial mortgage-backed securities	$4.4	$2.5	$(0.1)	$(1.3)	$—	$5.5

Draft       5/4/2011

Invested Asset Summary - ABS*

Other Asset-backed Securities* as of March 31, 2011:

(Dollars In Millions)	2007 and
(Unaudited)	Prior	2008	2009	2010	2011	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$809.3	$—	$19.8	$32.0	$41.4	$902.5
AA	26.9	—	—	—	—	26.9
A	6.0	—	—	—	—	6.0
BBB	5.7	—	—	—	—	5.7
Below investment grade	11.4	—	—	—	—	11.4
Total other asset-backed securities	$859.3	$—	$19.8	$32.0	$41.4	$952.5

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$(17.9)	$—	$—	$—	$—	$(17.9)
AA	2.8	—	—	—	—	2.8
A	0.4	—	—	—	—	0.4
BBB	(0.3)	—	—	—	—	(0.3)
Below investment grade	(10.5)	—	—	—	—	(10.5)
Total other asset-backed securities	$(25.5)	$—	$—	$—	$—	$(25.5)

*  Excludes Residential and Commercial mortgage-backed securities

Draft       5/4/2011

Life Marketing Quarterly Trends

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2010	2010	2010	2010	2011	2010	2011

REVENUES
Gross Premiums and Policy Fees	$373,390	$407,900	$379,745	$414,729	$393,665	$373,390	$393,665
Reinsurance Ceded	(176,752)	(227,543)	(190,877)	(244,340)	(198,086)	(176,752)	(198,086)
Net Premiums and Policy Fees	196,638	180,357	188,868	170,389	195,579	196,638	195,579
Net investment income	91,144	94,763	96,977	105,177	106,627	91,144	106,627
Other income	21,222	23,008	24,141	26,708	28,131	21,222	28,131
Total Revenues	309,004	298,128	309,986	302,274	330,337	309,004	330,337

BENEFITS & EXPENSES
Benefits and settlement expenses	220,556	217,032	260,177	224,000	245,162	220,556	245,162
Amortization of deferred policy acquisition costs and value of business acquired	34,078	30,892	1,172	25,221	35,569	34,078	35,569
Other operating expenses	13,692	14,449	17,769	12,884	23,367	13,692	23,367
Total Benefits and Expenses	268,326	262,373	279,118	262,105	304,098	268,326	304,098

INCOME BEFORE INCOME TAX	$40,678	$35,755	$30,868	$40,169	$26,239	$40,678	$26,239

Life Marketing Key Data

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2010	2010	2010	2010	2011	2010	2011

SALES BY PRODUCT
Traditional	$20,765	$17,626	$8,291	$3,419	$1,863	$20,765	$1,863
Universal life	21,263	23,313	29,553	39,039	35,945	21,263	35,945
Bank-owned life insurance	940	1,974	1,987	3,197	4,661	940	4,661
Total	$42,968	$42,913	$39,831	$45,655	$42,469	$42,968	$42,469

SALES BY DISTRIBUTION
Brokerage general agents	$26,351	$26,654	$24,033	$24,550	$24,520	$26,351	$24,520
Independent agents	6,691	6,254	5,369	6,524	4,723	6,691	4,723
Stockbrokers/banks	8,971	8,031	8,425	11,206	8,343	8,971	8,343
BOLI/other	955	1,974	2,004	3,375	4,883	955	4,883
Total	$42,968	$42,913	$39,831	$45,655	$42,469	$42,968	$42,469

Draft       5/4/2011

Annuities Quarterly Trends

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2010	2010	2010	2010	2011	2010	2011

REVENUES
Gross Premiums and Policy Fees	$8,775	$9,800	$11,086	$13,125	$14,923	$8,775	$14,923
Reinsurance Ceded	(37)	(38)	(41)	(20)	(21)	(37)	(21)
Net Premiums and Policy Fees	8,738	9,762	11,045	13,105	14,902	8,738	14,902
Net investment income	116,197	118,719	122,662	124,686	124,356	116,197	124,356
RIGL - Derivatives	9,549	(49,417)	(4,248)	(19,329)	(21,483)	9,549	(21,483)
RIGL - All Other Investments	102	(524)	3,610	6,987	999	102	999
Other income	5,994	6,935	8,060	9,603	11,358	5,994	11,358
Total Revenues	140,580	85,475	141,129	135,052	130,132	140,580	130,132

BENEFITS & EXPENSES
Benefits and settlement expenses	94,241	114,534	98,023	100,657	96,247	94,241	96,247
Amortization of deferred policy acquisition costs and value of business acquired	19,671	(37,549)	8,616	6,080	7,072	19,671	7,072
Other operating expenses	8,450	9,003	8,789	10,528	12,963	8,450	12,963
Total Benefits and Expenses	122,362	85,988	115,428	117,265	116,282	122,362	116,282

INCOME (LOSS) BEFORE INCOME TAX	18,218	(513)	25,701	17,787	13,850	18,218	13,850

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives	9,549	(49,417)	(4,248)	(19,329)	(21,483)	9,549	(21,483)
Add back: Derivative activity related to
annuities	9,549	(49,417)	(4,248)	(19,329)	(21,483)	9,549	(21,483)
Less: RIGL - All Other Investments	102	(524)	3,610	6,987	999	102	999
Add back: Amortization related to benefit and settlement expenses	—	—	—	—	5	—	5
Add back: Related amortization of DAC	71	594	613	1,605	229	71	229

PRE-TAX OPERATING INCOME	$18,187	$605	$22,704	$12,405	$13,085	$18,187	$13,085

Annuities Key Data

	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
	2010	2010	2010	2010	2011	2010	2011

SALES
Variable Annuity	$349,936	$412,789	$436,350	$515,678	$607,795	$349,936	$607,795
Immediate Annuity	9,347	13,270	20,949	20,801	19,194	9,347	19,194
Single Premium Deferred Annuity	183,828	261,673	194,919	120,135	246,942	183,828	246,942
Market Value Adjusted Annuity	24,713	50,057	24,951	5,045	42,950	24,713	42,950
Equity Indexed Annuity	141	299	66	100	178	141	178
Total	$567,965	$738,088	$677,235	$661,759	$917,059	$567,965	$917,059

PRE-TAX OPERATING INCOME (LOSS)
Variable Annuity	$11,710	$(7,762)	$8,792	$2,487	$60	$11,710	$60
Fixed Annuity	6,477	8,367	13,912	9,918	13,025	6,477	13,025
Total	$18,187	$605	$22,704	$12,405	$13,085	$18,187	$13,085

DEPOSIT BALANCE
VA Fixed Annuity	$332,711	$382,064	$433,120	$451,918	$493,686
VA Separate Account Annuity	3,164,958	3,177,824	3,765,148	4,429,084	5,058,135
Sub-total	3,497,669	3,559,888	4,198,268	4,881,002	5,551,821
Fixed Annuity	7,364,042	7,599,107	7,715,622	7,758,905	7,931,246
Total	$10,861,711	$11,158,995	$11,913,890	$12,639,907	$13,483,067

Draft       5/4/2011

Stable Value Products Quarterly Trends

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2010	2010	2010	2010	2011	2010	2011

REVENUES
Net investment income	$46,420	$45,724	$41,100	$38,083	$36,104	$46,420	$36,104
RIGL - Derivatives	360	(696)	26	427	645	360	645
RIGL - All Other Investments	1,176	(7,755)	905	2,113	7,967	1,176	7,967
Other income	—	—	—	—	(1)	—	(1)
Total Revenues	47,956	37,273	42,031	40,623	44,715	47,956	44,715

BENEFITS & EXPENSES
Benefits and settlement expenses	33,731	32,972	30,442	26,220	22,790	33,731	22,790
Amortization of deferred policy acquisition costs and value of business acquired	979	882	1,398	2,171	3,547	979	3,547
Other operating expenses	683	891	921	830	571	683	571
Total Benefits and Expenses	35,393	34,745	32,761	29,221	26,908	35,393	26,908

INCOME BEFORE INCOME TAX	12,563	2,528	9,270	11,402	17,807	12,563	17,807

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	360	(696)	26	427	645	360	645
Less: RIGL-All Other Investments	1,176	(7,755)	905	2,113	7,967	1,176	7,967

PRE-TAX OPERATING INCOME	$11,027	$10,979	$8,339	$8,862	$9,195	$11,027	$9,195

Stable Value Products Key Data

	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
	2010	2010	2010	2010	2011	2010	2011

SALES
GIC	$1,000	$6,500	$66,477	$58,635	$74,658	$1,000	$74,658
GFA - Direct Institutional	150,000	250,000	—	225,000	—	150,000	—
Total	$151,000	$256,500	$66,477	$283,635	$74,658	$151,000	$74,658

DEPOSIT BALANCE
Quarter End Balance	$3,454,186	$3,488,175	$3,105,822	$3,076,233	$2,664,139
Average Daily Balance	$3,494,977	$3,497,115	$3,331,250	$3,000,692	$2,750,596

OPERATING SPREAD	1.26%	1.26%	1.00%	1.18%	1.34%

Draft       5/4/2011

Asset Protection Quarterly Trends

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2010	2010	2010	2010	2011	2010	2011

REVENUES
Gross Premiums and Policy Fees	$79,515	$76,984	$75,601	$73,731	$71,606	$79,515	$71,606
Reinsurance Ceded	(35,906)	(34,654)	(34,826)	(33,153)	(31,813)	(35,906)	(31,813)
Net Premiums and Policy Fees	43,609	42,330	40,775	40,578	39,793	43,609	39,793
Net investment income	7,497	7,316	7,065	6,942	6,984	7,497	6,984
Other income	15,325	18,123	19,916	17,650	21,126	15,325	21,126
Total Revenues	66,431	67,769	67,756	65,170	67,903	66,431	67,903

BENEFITS & EXPENSES
Benefits and settlement expenses	18,756	26,836	28,942	25,302	23,866	18,756	23,866
Amortization of deferred policy acquisition costs and value of business acquired	12,775	12,807	12,250	12,175	11,214	12,775	11,214
Other operating expenses	21,907	21,627	21,487	22,801	26,332	21,907	26,332
Total Benefits and Expenses	53,438	61,270	62,679	60,278	61,412	53,438	61,412

INCOME BEFORE INCOME TAX	12,993	6,499	5,077	4,892	6,491	12,993	6,491
Less: noncontrolling interests	(74)	(117)	(77)	(168)	(51)	(74)	(51)
OPERATING INCOME	$13,067	$6,616	$5,154	$5,060	$6,542	$13,067	$6,542

Asset Protection Key Data

	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
	2010	2010	2010	2010	2011	2010	2011

SALES
Credit insurance	$7,692	$9,693	$10,099	$8,735	$8,766	$7,692	$8,766
Service contracts	52,539	65,353	71,384	62,710	64,178	52,539	64,178
Other products	11,459	13,363	15,861	13,806	17,244	11,459	17,244
Total	$71,690	$88,409	$97,344	$85,251	$90,188	$71,690	$90,188

Draft       5/4/2011

Acquisitions Quarterly Trends

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2010	2010	2010	2010	2011	2010	2011

REVENUES
Gross Premiums and Policy Fees	$160,721	$178,389	$167,985	$169,754	$180,494	$160,721	$180,494
Reinsurance Ceded	(93,134)	(117,492)	(108,296)	(111,229)	(101,794)	(93,134)	(101,794)
Net Premiums and Policy Fees	67,587	60,897	59,689	58,525	78,700	67,587	78,700
Net investment income	115,401	116,748	114,045	112,509	117,938	115,401	117,938
RIGL - Derivatives	(30,063)	(62,593)	(85,352)	112,021	7,480	(30,063)	7,480
RIGL - All Other Investments	44,519	61,152	97,784	(87,411)	(5,274)	44,519	(5,274)
Other income	1,273	1,375	2,011	1,227	1,279	1,273	1,279
Total Revenues	198,717	177,579	188,177	196,871	200,123	198,717	200,123

BENEFITS & EXPENSES
Benefits and settlement expenses	133,474	127,554	125,234	126,171	142,481	133,474	142,481
Amortization of deferred policy acquisition costs and value of business acquired	13,338	15,602	18,551	16,919	16,603	13,338	16,603
Other operating expenses	6,223	5,408	5,087	8,841	7,141	6,223	7,141
Total Benefits and Expenses	153,035	148,564	148,872	151,931	166,225	153,035	166,225

INCOME BEFORE INCOME TAX	45,682	29,015	39,305	44,940	33,898	45,682	33,898

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives	(30,063)	(62,593)	(85,352)	112,021	7,480	(30,063)	7,480
Less: RIGL - All Other Investments	44,519	61,152	97,784	(87,411)	(5,274)	44,519	(5,274)
Add back: Related amortization of deferred policy acquisition costs and value of business acquired	143	(266)	993	1,388	699	143	699

PRE-TAX OPERATING INCOME	$31,369	$30,190	$27,866	$21,718	$32,391	$31,369	$32,391

Draft       5/4/2011

Corporate & Other Quarterly Trends

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2010	2010	2010	2010	2011	2010	2011

REVENUES
Gross Premiums and Policy Fees	$6,371	$6,168	$5,848	$5,777	$5,655	$6,371	$5,655
Reinsurance Ceded	—	(2)	—	—	(94)	—	(94)
Net Premiums and Policy Fees	6,371	6,166	5,848	5,777	5,561	6,371	5,561
Net investment income	35,338	39,230	47,699	32,234	52,204	35,338	52,204
RIGL - Derivatives	(2,918)	(7,182)	(4,460)	5,626	672	(2,918)	672
RIGL - All Other Investments	(9,767)	(1,967)	873	1,059	(4,883)	(9,767)	(4,883)
Other income	58	9,631	4,062	6,096	10,316	58	10,316
Total Revenues	29,082	45,878	54,022	50,792	63,870	29,082	63,870

BENEFITS & EXPENSES
Benefits and settlement expenses	6,537	6,443	6,749	4,846	5,823	6,537	5,823
Amortization of deferred policy acquisition costs and value of business acquired	448	452	399	395	358	448	358
Other operating expenses	50,955	47,807	50,098	48,611	51,879	50,955	51,879
Total Benefits and Expenses	57,940	54,702	57,246	53,852	58,060	57,940	58,060

INCOME (LOSS) BEFORE INCOME TAX	(28,858)	(8,824)	(3,224)	(3,060)	5,810	(28,858)	5,810

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	(2,918)	(7,182)	(4,460)	5,626	672	(2,918)	672
Less: RIGL-All Other Investments	(9,767)	(1,967)	873	1,059	(4,883)	(9,767)	(4,883)
Add back: Derivative activity related to corporate debt and investments	42	42	42	42	—	42	—
Less: noncontrolling interests	1	(10)	—	—	—	1	—

PRE-TAX OPERATING INCOME (LOSS)	$(16,132)	$377	$405	$(9,703)	$10,021	$(16,132)	$10,021

Draft       5/4/2011

INFORMATION RELATED TO CERTAIN NON-GAAP DISCLOSURES

The following pages contain information related to certain non-GAAP disclosures (consolidated and segment operating income (loss), operating income per diluted share, shareowners’ equity per share excluding accumulated other comprehensive income (loss), operating income return on average equity, and net income return on average equity).

All income per share results are presented on a diluted basis, unless otherwise noted.

CONSOLIDATED AND SEGMENT OPERATING INCOME (LOSS) AND OPERATING INCOME PER DILUTED SHARE

Consolidated and segment operating income (loss) and operating income per diluted share (hereinafter collectively referred to as “consolidated and segment operating income”) are defined as income before income tax excluding net realized investment gains (losses) (net of the related amortization of deferred policy acquisition costs (“DAC”) and value of business acquired (“VOBA”) and participating income from real estate ventures), and the cumulative effect of any change in accounting principle. Periodic settlements of derivatives associated with corporate debt and certain investments and annuity products are included in realized gains (losses), but are considered part of consolidated and segment operating income because the derivatives are used to mitigate risk in items affecting consolidated and segment operating income. Management believes that consolidated and segment operating income (loss) provides relevant and useful information to investors, as it represents the basis on which the performance of the Company’s business is internally assessed. Although the items excluded from consolidated and segment operating income may be significant components in understanding and assessing the Company’s overall financial performance, management believes that consolidated and segment operating income enhances an investor’s understanding of the Company’s results of operations by highlighting the income (loss) generally attributable to the normal, recurring operations of the Company’s business.

SHAREOWNERS’ EQUITY PER SHARE EXCLUDING ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

As prescribed by GAAP, certain investments are recorded at their market values with the resulting unrealized gains (losses) affected by a related adjustment to DAC and VOBA, net of income tax, reported as a component of shareowners’ equity. The market values of fixed maturities increase or decrease as interest rates change. The Company believes that an insurance company’s shareowners’ equity per share may be difficult to analyze without disclosing the effects of recording accumulated other comprehensive income (loss), including unrealized gains (losses) on investments. Therefore, the Company reports the non-GAAP measure shareowners’ equity per share excluding accumulated other comprehensive income (loss), including unrealized gains (losses) on investments. This non-GAAP measure may be reconciled to the GAAP measure, shareowners’ equity per share by including accumulated other comprehensive income (loss), including unrealized gains (losses) on investments.

OPERATING INCOME RETURN ON AVERAGE EQUITY

Operating income return on average equity is a measure used by management to evaluate the Company’s performance. It is calculated by dividing operating income (as defined above) for a rolling twelve month period by the average ending balance of shareowners’ equity excluding accumulated other comprehensive income (loss) for the five most recent quarters.

NET INCOME RETURN ON AVERAGE EQUITY

Net income return on average equity is a measure used by management to evaluate the Company’s performance.  It is calculated by dividing net income for a rolling twelve month period by the average ending balance of shareowners’ equity excluding accumulated other comprehensive income (loss) for the five most recent quarters.

Draft       5/4/2011

Reconciliation of Segment Operating Income (loss) to Net Income available to PLC’s common shareowners

(Dollars In Thousands)	1ST QTR	1ST QTR	3 MOS
(Unaudited)	2010	2011	2010	2011

Life Marketing	$40,678	$26,239	$40,678	$26,239
Acquisitions	31,369	32,391	31,369	32,391
Annuities	18,187	13,085	18,187	13,085
Stable Value Products	11,027	9,195	11,027	9,195
Asset Protection	13,067	6,542	13,067	6,542
Corporate & Other	(16,132)	10,021	(16,132)	10,021

Total Pre-tax operating income	98,196	97,473	98,196	97,473

Realized Investment Gains (Losses) - Investments	35,816	(2,124)	35,816	(2,124)
Realized Investment Gains (Losses) - Derivatives	(32,663)	8,797	(32,663)	8,797
Income Tax Expense	(31,570)	(36,629)	(31,570)	(36,629)

Net income available to PLC’s common shareowners	$69,779	$67,517	$69,779	$67,517

Draft       5/4/2011

Reconciliation of Operating Income per Diluted Share to Net Income Available to PLC’s Common Shareowners per Diluted Share

	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2010	2010	2010	2010	2011	2010	2011

OPERATING INCOME PER SHARE

Operating income per share-diluted	$0.78	$0.62	$0.71	$0.62	$0.72	$0.78	$0.72
RIGL - Derivatives per share-diluted	(0.24)	(0.52)	(0.67)	0.87	0.07	(0.24)	0.07
RIGL - All Other Investments-diluted	0.26	0.37	0.76	(0.59)	(0.02)	0.26	(0.02)
Net income available to PLC’s common shareowners per share-diluted	$0.80	$0.47	$0.80	$0.90	$0.77	$0.80	$0.77

Draft       5/4/2011

Reconciliation of Total Protective Life Corporation’s Shareowners’ Equity per Share to Total Protective Life Corporation’s Shareowners’ Equity (Excl. AOCI) per share

	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
(Unaudited)	2010	2010	2010	2010	2011

PROTECTIVE LIFE CORPORATION’S SHAREOWNERS’ EQUITY PER SHARE
Total Protective Life Corporation’s Shareowners’ Equity	$32.96	$36.02	$41.69	$38.88	$39.87
Less: Accumulated other comprehensive income (loss)	(0.65)	2.07	7.03	3.42	3.72
Excluding accumulated other comprehensive income (loss)	$33.61	$33.95	$34.66	$35.46	$36.15

Draft       5/4/2011

Calculation of Operating Income Return on Average Equity Rolling Twelve Months Ended March 31, 2011

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	6/30/2010	9/30/2010	12/31/2010	3/31/2011	3/31/2011
NUMERATOR:
Net income available to PLC’s common shareowners	$41,371	$70,448	$78,643	$67,517	$257,979
Less:
Realized investment gains (losses), net of income tax
Investments	33,089	67,062	(50,214)	(774)	49,163
Derivatives	(45,806)	(58,361)	76,748	5,718	(21,701)
Related amortization of DAC and VOBA, net of income tax	(212)	(1,044)	(1,945)	(607)	(3,808)
Add back:
Derivative gains related to Corp. debt and investments, net of income tax	27	27	27	—	81
Operating Income	$54,327	$62,818	$54,081	$63,180	$234,406

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
March 31, 2010	$2,821,033	$(55,716)	$2,876,749
June 30, 2010	3,085,599	177,490	2,908,109
September 30, 2010	3,571,392	601,964	2,969,428
December 31, 2010	3,331,087	293,254	3,037,833
March 31, 2011	3,417,209	319,354	3,097,855
Total			$14,889,974

Average			$2,977,995

Operating Income Return on Average Equity			7.9%

Draft       5/4/2011

Calculation of Operating Income Return on Average Equity Rolling Twelve Months Ended March 31, 2010

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	6/30/2009	9/30/2009	12/31/2009	3/31/2010	3/31/2010
NUMERATOR:
Net income available to PLC’s common shareowners	$90,757	$27,585	$131,011	$69,779	$319,132
Less:
Realized investment gains (losses), net of income tax
Investments	82,439	87,495	(6,251)	23,420	187,103
Derivatives	(72,400)	(108,339)	2,692	(21,204)	(199,251)
Related amortization of DAC and VOBA, net of income tax	612	507	2,313	(140)	3,292
Add back:
Derivative gains related to Corp. debt and investments, net of income tax	756	—	—	27	783
Operating Income	$80,862	$47,922	$132,257	$67,730	$328,771

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
March 31, 2009	$783,178	$(1,660,204)	$2,443,382
June 30, 2009	1,628,375	(1,031,719)	2,660,094
September 30, 2009	2,302,799	(375,472)	2,678,271
December 31, 2009	2,478,821	(321,169)	2,799,990
March 31, 2010	2,821,033	(55,716)	2,876,749
Total			$13,458,486

Average			$2,691,697

Operating Income Return on Average Equity			12.2%

Draft       5/4/2011

Calculation of Net Income Available to PLC’s common shareowners Return on Average Equity Rolling Twelve Months Ended March 31, 2011

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	6/30/2010	9/30/2010	12/31/2010	3/31/2011	3/31/2011
NUMERATOR:
Net income available to PLC’s common shareowners	$41,371	$70,448	$78,643	$67,517	$257,979

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
March 31, 2010	$2,821,033	$(55,716)	$2,876,749
June 30, 2010	3,085,599	177,490	2,908,109
September 30, 2010	3,571,392	601,964	2,969,428
December 31, 2010	3,331,087	293,254	3,037,833
March 31, 2011	3,417,209	319,354	3,097,855
Total			$14,889,974

Average			$2,977,995

Net income available to PLC’s common shareowners Return on Average Equity			8.7%

Draft       5/4/2011

Calculation of Net Income available to PLC’s common shareowners Return on Average Equity Rolling Twelve Months Ended March 31, 2010

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	6/30/2009	9/30/2009	12/31/2009	3/31/2010	3/31/2010
NUMERATOR:
Net income available to PLC’s common shareowners	$90,757	$27,585	$131,011	$69,779	$319,132

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
March 31, 2009	$783,178	$(1,660,204)	$2,443,382
June 30, 2009	1,628,375	(1,031,719)	2,660,094
September 30, 2009	2,302,799	(375,472)	2,678,271
December 31, 2009	2,478,821	(321,169)	2,799,990
March 31, 2010	2,821,033	(55,716)	2,876,749
Total			$13,458,486

Average			$2,691,697

Net income available to PLC’s common shareowners Return on Average Equity			11.9%